UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 17, 2024

Flutter Entertainment plc

(Exact Name of Registrant as Specified in its Charter)

Ireland	001-37403	98-1782229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

300 Park Avenue New York, New York	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (646) 930-0950

290 Park Ave South, 14th Floor

New York, New York 10010

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value of €0.09 per share	FLUT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On December 17, 2024, Flutter Entertainment plc released, via the Regulatory News Service in London, an announcement (the “RNS Announcement”) regarding a block listing application for its ordinary shares, which is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. The RNS Announcement was made in order to comply with disclosure requirements pursuant to the United Kingdom Financial Conduct Authority’s Disclosure Guidance and Transparency Rules.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	RNS Announcement dated December 17, 2024

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flutter Entertainment plc
(Registrant)

Date: December 17, 2024	By:	/s/ Fiona Gildea
	Name:	Fiona Gildea
	Title:	Deputy Company Secretary and Head of Governance